Exhibit 99.1

Case 18-10518-KG    Doc 92    Filed 03/27/18    Page 1 of 2

Docket #0092 Date Filed: 03/27/2018

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Orexigen Therapeutics, Inc.	Case No. 18-10518

INITIAL MONTHLY OPERATING REPORT

File report and attachments with Court and submit copy to United States Trustee within 15 days after order for relief.

Certificates of insurance must name United States Trustee as a party to be notified in the event of policy cancellation.

Bank accounts and checks must bear the name of the debtor, the case number, and the designation “Debtor in Possession.”

Examples of acceptable evidence of Debtor in Possession Bank accounts include voided checks, copy of bank deposit agreement/certificate of authority, signature card, and/or corporate checking resolution.

REQUIRED DOCUMENTS	Document Attached	Explanation Attached
12-Month Cash Flow Projection (Form IR-1)	X	Note 1
Certificates of Insurance:
Workers Compensation	X
Property	X
General Liability	X
Vehicle
Other: Products Liability, D&O	X
Identify areas of self-insurance w/liability caps
Evidence of Debtor in Possession Bank Accounts		Note 2
Tax Escrow Account
General Operating Account	X
Money Market Account pursuant to Local Rule 4001-3 for the
District of Delaware only. Refer to:
http://www.deb.uscourts.gov/
Other: Utility Deposit Account, Accounts closed post-petition	X
Retainers Paid (Form IR-2)	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

3/27/2018
Date

Stephen Moglia	VP, Chief Accounting Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Case 18-10518-KG    Doc 92    Filed 03/27/18    Page 2 of 2

In re: Orexigen Therapeutics, Inc.	Case No. 18-10518

Notes

Note 1: The Debtor did not prepare a 12-month cash flow in accordance with Form IR-1; however, pursuant to the DEBTOR’S MOTION FOR ENTRY OF INTERIM AND FINAL ORDERS (I) APPROVING DEBTOR-IN-POSSESSION FINANCING PURSUANT TO 11 U.S.C. §§ 105(a), 362, AND 364, FED. R. BANKR. P. 2002, 4001 AND 9014 AND LOCAL BANKRUPTCY RULE 4001-2; (II) AUTHORIZING USE OF CASH COLLATERAL PURSUANT TO 11 U.S.C. §§ 105, 361, 362 AND 363 OF THE BANKRUPTCY CODE; (III) GRANTING ADEQUATE PROTECTION AND SUPER-PRIORITY ADMINISTRATIVE CLAIMS; (IV) SCHEDULING A FINAL HEARING; AND (V) GRANTING RELATED RELIEF dated March 12, 2018, the Debtor has prepared a 5-week budget (the “Budget”). The Debtor provides the Budget, a copy of which is annexed hereto as Exhibit 1, in lieu of Form IR-1. Note that a new proposed Budget and supporting schedules are required to be delivered to the DIP Lenders on April 4, 2018 and every 2 weeks thereafter.

Note 2: Pursuant to the INTERIM ORDER (A) AUTHORIZING THE DEBTOR TO (I) CONTINUE ITS CASH MANAGEMENT SYSTEM, (II) HONOR CERTAIN RELATED PREPETITION OBLIGATIONS, (III) MAINTAIN EXISTING BUSINESS FORMS, AND (IV) CONTINUE TO PERFORM INTERCOMPANY TRANSACTIONS, (B) AUTHORIZING AND DIRECTING THE DEBTOR’S BANKS TO HONOR ALL RELATED PAYMENT REQUESTS, (C) GRANTING INTERIM AND FINAL WAIVERS OF THE DEBTOR’S COMPLIANCE WITH SECTION 345(B) OF THE BANKRUPTCY CODE, (D) SCHEDULING A FINAL HEARING, AND (E) GRANTING RELATED RELIEF dated March 13, 2018 (the “Interim Cash Management Order”), the Debtor is permitted to maintain its existing bank accounts and is not required to maintain separate Debtor-in-Possession bank accounts. A copy of the Interim Cash Management Order is annexed hereto as Exhibit 3. Additionally, the Debtor provides a list of Debtor bank accounts, a copy of which is also annexed hereto as Exhibit 3.

Case 18-10518-KG    Doc 92-1    Filed 03/27/18    Page 1 of 2

Exhibit 1

Budget

Case 18-10518-KG    Doc 92-1    Filed 03/27/18    Page 2 of 2

Draft - Subject to Material Change

Orexigen Therapeutics, Inc.

DIP Cash Flow Forecast (USD)

$ in 000s

	Post	Post	Post	Post	Post
Week Ended	Forecast 3/16/2018	Forecast 3/23/2018	Forecast 3/30/2018	Forecast 4/6/2018	Forecast 4/13/2018	3/16 - 4/13 Total
Forecast Week	1	2	3	4	5

Operating Cash Flow

Receipts
Operating Receipts	$741	$1,159	$1,724	$3,075	$2,297	$8,997
Miscellaneous Receipts	—	—	—	—	—	—

Total Receipts	$741	$1,159	$1,724	$3,075	$2,297	$8,997

Disbursements

Payroll & Benefits / Contractors	$(1,626)	$(301)	$(983)	$(214)	$(1,782)	$(4,905)
Inventory	(1,461)	—	—	—	—	(1,461)
Manufacturing and Logistics	(362)	(181)	(131)	(37)	(137)	(847)
Gross to Net Disbursements	(2,982)	(1,572)	(2,038)	(1,727)	(1,727)	(10,047)
Marketing / Commercial Operations	(7,661)	(74)	(5,941)	(75)	(75)	(13,826)
Ordinary Course Professionals	(300)	(191)	(191)	(133)	(133)	(948)
Rent / Facilities / Equipment	(25)	(5)	(5)	(134)	(4)	(173)
Insurance	—	—	—	(76)	—	(76)
IT / Utilities	(71)	(30)	(30)	(24)	(24)	(179)
Regulatory and Compliance	(236)	(3)	(3)	(175)	(5)	(423)
Other G&A	(192)	(33)	(33)	(450)	(25)	(733)

Total Operating Disbursements	$(14,915)	$(2,391)	$(9,354)	$(3,045)	$(3,912)	$(33,617)

Operating Cash Flow	$(14,174)	$(1,231)	$(7,631)	$31	$(1,615)	$(24,621)

Restructuring Costs
DIP Loan Interest and Fees	$(50)	$—	$—	$—	$(40)	$(90)
Restructuring Professional Fees	—	—	—	(998)	—	(998)

Total Restructuring Costs	$(50)	$—	$—	$(998)	$(40)	$(1,088)

Net Cash Flow	$(14,224)	$(1,231)	$(7,631)	$(967)	$(1,655)	$(25,708)

Beginning Cash Balance	$21,160	$6,936	$5,705	$3,000	$3,000	$21,160
Net Cash Flow	(14,224)	(1,231)	(7,631)	(967)	(1,655)	(25,708)
DIP Draw	—	—	4,926	967	1,655	7,548

Ending Cash Balance (maintain $3.0m min)	$6,936	$5,705	$3,000	$3,000	$3,000	$3,000

DIP Loan Balance
Opening DIP Balance	$—	$350	$350	$5,276	$6,243	$—
DIP Draw	350	—	4,926	967	1,655	7,898

Ending DIP Loan Balance	$350	$350	$5,276	$6,243	$7,898	$7,898

DIP Loan Availability	$35,000	$35,000	$30,074	$29,107	$27,452	$27,452

1 of 1

Case 18-10518-KG    Doc 92-2    Filed 03/27/18    Page 1 of 18

Exhibit 2

Certificates of Insurance

Case 18-10518-KG Doc 92-2 Filed 03/27/18 Page 2 of 18

ACORD®

CERTIFICATE OF PROPERTY INSURANCE

DATE (MM/DD/YYYY) 03/19/2018

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

PRODUCER
Aon Risk Insurance Services West, Inc.
San Francisco CA Office
425 Market Street
Suite 2800
San Francisco CA 94105 USA

CONTACT NAME:
PHONE (A/C. No. Ext): (866) 283-7122 FAX (A/C. No.): (800) 363-0105
E-MAIL ADDRESS:
PRODUCER CUSTOMER ID #: 570000072360

INSURED
Orexigen Therapeutics, Inc.
3344 North Torrey Pines Court, Suite 200
La Jolla CA 92037-1024 USA

INSURER(S) AFFORDING COVERAGE	NAIC #
INSURER A: Hartford Fire Insurance Company	19682
INSURER B: Beazley Insurance Company Inc.	37540
INSURER C: National Union Fire Insurance Company	19445
INSURER D:	
INSURER E:	
INSURER F:	

COVERAGES **CERTIFICATE NUMBER:** 570068256711 **REVISION NUMBER:**

LOCATION OF PREMISES/ DESCRIPTION OF PROPERTY (Attach ACORD 101, Additional Remarks Schedule, if more space is required)

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE		POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YYYY)	POLICY EXPIRATION DATE (MM/DD/YYYY)		COVERED PROPERTY	LIMITS
A	X PROPERTY		52UUNHB1880	08/01/2017	08/01/2018		BUILDING	
	CAUSES OF LOSS	DEDUCTIBLES					PERSONAL PROPERTY	
	BASIC	BUILDING				X	BUSINESS INCOME	$625,000
	BROAD					X	EXTRA EXPENSE	Included
	X SPECIAL	CONTENTS					RENTAL VALUE	
	EARTHQUAKE						BLANKET BUILDING	
	WIND					X	BLANKET PERS PROP	$3,500,000
	FLOOD						BLANKET BLDG & PP	
	Bkt PP Ded					X	Deductible	$2,500
B	X INLAND MARINE		TYPE OF POLICY Marine Cargo	08/01/2017	08/01/2018	X	Any One Conveyance	$7,000,000
	CAUSES OF LOSS		POLICY NUMBER V135E617PNGF			X	Deductible	$100,000
	NAMED PERILS							
C	X CRIME		017718302	08/01/2017	08/01/2018	X	Employee Dishonesty	$1,000,000
	TYPE OF POLICY Crime - Primary					X	Deductible	$10,000
	BOILER & MACHINERY / EQUIPMENT BREAKDOWN							

SPECIAL CONDITIONS / OTHER COVERAGES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)
Certificate Holder shall receive notice of cancellation in accordance with policy provisions. See attached endorsements.

CERTIFICATE HOLDER

Office of the United States Trustee
Lockbox 35
844 King Street
Wilmington, DE 19801 USA

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE
Aon Risk Insurance Services West Inc.

Holder Identifier :

CERTIFICATE NUMBER: 570068256711

© 1995-2015 ACORD CORPORATION. All rights reserved.

ACORD 24 (2016/03)

The ACORD name and logo are registered marks of ACORD

Case 18-10518-KG Doc 92-2 Filed 03/27/18 Page 3 of 18 POLICY NUMBER: 52 UUN HB1880
THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.
NOTICE OF CANCELLATION OR NONRENEWAL
TO DESIGNATED CERTIFICATE HOLDER
SCHEDULE Number of Days Notice: Part A: __30     Part B: __30     Part C: __30     Part D: __30
Name of Certificate Holder:
OFFICE OF THE UNITED STATES TRUSTEE
Mailing Address:
LOCKBOX 35 844 KING STREET WILMINGTON, DE 19801
This policy is subject to the following additional Conditions when a number of days are shown in the Schedule for any of the above Parts. A.    If this policy is cancelled by the Company, other than for nonpayment of premium, notice of such cancellation will be provided to the certificate holder in the Schedule, at least the number of days in advance of the cancellation effective date, as shown in Part A.
B.    If this policy is cancelled by the Company for nonpayment of premium, notice of such cancellation will be provided to the certificate holder in the Schedule within the number of days notice of the cancellation effective date, as shown in Part B.
C.    If this policy is cancelled by the insured, notice of such cancellation will be provided to the certificate holder in the Schedule, within the number of days notice of the cancellation effective date, as shown in Part C.
D.    If this policy is nonrenewed by the Company, notice of such nonrenewal will be provided to the certificate holder in the Schedule, at least the number of days in advance of the nonrenewal effective date, as shown in Part D.
If notice is mailed, proof of mailing notice to the certificate holder’s mailing address as shown in the Schedule will be sufficient proof of notice. If the number of days notice in the Schedule for any Part is left blank or is shown as zero, no notice will be provided to the Scheduled certificate holder under that Part. Any notification rights provided by this endorsement apply only to active certificate holder(s) who were issued a certificate of insurance applicable to this policy’s term. Failure to provide such notice to the certificate holder(s) will not amend or extend the date the cancellation becomes effective, nor will it negate cancellation of the policy. Failure to send notice shall impose no liability of any kind upon the Company or its agents or representatives.

Form IH 03 16 06 11 © 2011, The Hartford Page 1 of 1
Case 18-10518-KG Doc 92-2 Filed 03/27/18 Page 4 of 18 BEAZLEY INSURANCE COMPANY, INC.
Endorsement No: 13
Effective date of this Endorsement: March 20, 2018
Issued date of this Endorsement: March 20, 2018
This Endorsement is attached to and forms a part of Policy Number: V135E617PNGF “Insurer” Referred to in this endorsement is Beazley
CHAPTER 11 BANKRUPTCY FILING NOTICE
This endorsement modifies insurance provided under the following:
Beazley FCU Marine Cargo Form—F00210
It is hereby understood and agreed that, as the Named Insured, Orexigen Therapeutics, Inc., has filed for
Chapter 11 Bankruptcy in the United States Bankruptcy Court for the District of Delaware, case No.
18-10518 (KG), this Insurer agrees that, in the event of any cancellation of policy V135E617PNGF, notice will be sent to the following office with notification of said cancellation:
OFFICE OF THE UNITED STATES TRUSTEE
LOCKBOX 35
844 KING STREET
WILMINGTON, DE 19801
All other terms and conditions of this Policy remain unchanged.
Authorized Signature EOT007 032018 ed. Page 1 of 1

Case 18-10518-KG Doc 92-2 Filed 03/27/18 Page 5 of 18

ACORD

CERTIFICATE OF LIABILITY INSURANCE

DATE(MM/DD/YYYY) 03/19/2018

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must have ADDITIONAL INSURED provisions or be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

Holder Identifier :

PRODUCER Aon Risk Insurance Services West, Inc. San Francisco CA Office 425 Market Street Suite 2800 San Francisco CA 94105 USA	CONTACT NAME: PHONE (A/C. No. Ext): (866) 283-7122 FAX (A/C. No.): (800) 363-0105 E-MAIL ADDRESS:
INSURED Orexigen Therapeutics, Inc. 3344 North Torrey Pines Court, Suite 200 La Jolla CA 92037-1024 USA	

	INSURER(S) AFFORDING COVERAGE	NAIC #
INSURER A:	Hartford Underwriters Insurance Company	30104
INSURER B:	Hartford Fire Insurance Co.	19682
INSURER C:	Hartford Casualty Insurance Co	29424
INSURER D:	Trumbull Insurance Company	27120
INSURER E:	National Union Fire Insurance Company	19445
INSURER F:	Ironshore Specialty Insurance Company	25445

COVERAGES CERTIFICATE NUMBER: 570069271073 REVISION NUMBER:

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS. Limits shown are as requested

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
A	X COMMERCIAL GENERAL LIABILITY CLAIMS-MADE X OCCUR GEN'L AGGREGATE LIMIT APPLIES PER: X POLICY PRO-JECT LOC OTHER:			52 UUN HB1880	08/01/2017	08/01/2018	EACH OCCURRENCE	$1,000,000
							DAMAGE TO RENTED PREMISES (Ea occurrence)	$300,000
							MED EXP (Any one person)	$10,000
							PERSONAL & ADV INJURY	$1,000,000
							GENERAL AGGREGATE	$2,000,000
							PRODUCTS - COMP/OP AGG	Excluded
B	AUTOMOBILE LIABILITY X ANY AUTO OWNED AUTOS ONLY; SCHEDULED AUTOS; HIRED AUTOS ONLY; NON-OWNED AUTOS ONLY X Comp Ded $1000 X Coll Ded $1000			52 UUN HB1880	08/01/2017	08/01/2018	COMBINED SINGLE LIMIT (Ea accident)	$1,000,000
							BODILY INJURY (Per person)	
							BODILY INJURY (Per accident)	
							PROPERTY DAMAGE (Per accident)	
C	X UMBRELLA LIAB X OCCUR EXCESS LIAB CLAIMS-MADE DED X RETENTION			52RHUHB1043 SIR applies per policy terms & conditions	08/01/2017	08/01/2018	EACH OCCURRENCE	$10,000,000
							AGGREGATE	$10,000,000
D	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY ANY PROPRIETOR / PARTNER / EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) Y/N: N If yes, describe under DESCRIPTION OF OPERATIONS below	N/A		52WEAB4288 Work Comp	08/01/2017	08/01/2018	X PER STATUTE OTH-ER	
							E.L. EACH ACCIDENT	$1,000,000
							E.L. DISEASE-EA EMPLOYEE	$1,000,000
							E.L. DISEASE-POLICY LIMIT	$1,000,000
E	Cyber Liability			017723550 Claims-Made SIR applies per policy terms & conditions	08/01/2017	08/01/2018	Aggregate	$3,000,000

Certificate No : 570069271073

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)

Certificate Holder shall receive notice of cancellation in accordance with policy provisions. See attached endorsements.

CERTIFICATE HOLDER	CANCELLATION
Office of the United States Trustee Lockbox 35 844 King Street Wilmington, DE 19801 USA	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS. AUTHORIZED REPRESENTATIVE *Aon Risk Insurance Services West, Inc.*

©1988-2015 ACORD CORPORATION. All rights reserved.

ACORD 25 (2016/03)

The ACORD name and logo are registered marks of ACORD

Case 18-10518-KG Doc 92-2 Filed 03/27/18 Page 6 of 18

AGENCY CUSTOMER ID: 570000072360

LOC #:

ACORD®

ADDITIONAL REMARKS SCHEDULE

Page _ of _

AGENCY	NAMED INSURED
Aon Risk Insurance Services West, Inc.	Orexigen Therapeutics, Inc.
POLICY NUMBER: See Certificate Number: 570067935259	
CARRIER: See Certificate Number: 570067935259 — NAIC CODE:	EFFECTIVE DATE:

ADDITIONAL REMARKS

THIS ADDITIONAL REMARKS FORM IS A SCHEDULE TO ACORD FORM,
FORM NUMBER: ACORD 25 **FORM TITLE:** Certificate of Liability Insurance

INSURER(S) AFFORDING COVERAGE	NAIC #
INSURER G Federal Insurance Company	20281
INSURER H Navigators Specialty Insurance Company	36056
INSURER	
INSURER	

ADDITIONAL POLICIES If a policy below does not include limit information, refer to the corresponding policy on the ACORD certificate form for policy limits.

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YYYY)	POLICY EXPIRATION DATE (MM/DD/YYYY)	LIMITS	
	PRODUCTS LIABILITY			Claims-Made SIR applies per policy terms & conditions				
F	PRIMARY			003247900	08/01/2017	08/01/2018	Aggregate	$5,000,000
G	EXCESS			79899138	08/01/2017	08/01/2018	Aggregate	$5,000,000
H	EXCESS			OC17LEXOBEEJRNC	08/01/2017	08/01/2018	Aggregate	$10,000,000

ACORD 101 (2008/01)

© 2008 ACORD CORPORATION. All rights reserved.

The ACORD name and logo are registered marks of ACORD

Case 18-10518-KG Doc 92-2 Filed 03/27/18 Page 7 of 18
POLICY NUMBER: 52 UUN HB1880
THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY. NOTICE OF CANCELLATION OR NONRENEWAL TO DESIGNATED CERTIFICATE HOLDER
Number of Days Notice:
SCHEDULE
Part A: __30
Part B: __30
Part C: __30
Part D: __30
Name of Certificate Holder:
OFFICE OF THE UNITED STATES TRUSTEE
Mailing Address:
LOCKBOX 35 844 KING STREET WILMINGTON, DE 19801
This policy is subject to the following additional Conditions when a number of days are shown in the Schedule for any of the above Parts.
A.    If this policy is cancelled by the Company, other than for nonpayment of premium, notice of such cancellation will be provided to the certificate holder in the Schedule, at least the number of days in advance of the cancellation effective date, as shown in Part A.
B.    If this policy is cancelled by the Company for nonpayment of premium, notice of such cancellation will be provided to the certificate holder in the Schedule within the number of days notice of the cancellation effective date, as shown in Part B.
C.    If this policy is cancelled by the insured, notice of such cancellation will be provided to the certificate holder in the Schedule, within the number of days notice of the cancellation effective date, as shown in Part C.
D.    If this policy is nonrenewed by the Company, notice of such nonrenewal will be provided to the certificate holder in the Schedule, at least the number of days in advance of the nonrenewal effective date, as shown in Part D.
If notice is mailed, proof of mailing notice to the certificate holder’s mailing address as shown in the Schedule will be sufficient proof of notice. If the number of days notice in the Schedule for any Part is left blank or is shown as zero, no notice will be provided to the Scheduled certificate holder under that Part.
Any notification rights provided by this endorsement apply only to active certificate holder(s) who were issued a certificate of insurance applicable to this policy’s term.
Failure to provide such notice to the certificate holder(s) will not amend or extend the date the cancellation becomes effective, nor will it negate cancellation of the policy. Failure to send notice shall impose no liability of any kind upon the Company or its agents or representatives.
Form IH 03 16 06 11© 2011, The Hartford Page 1 of 1

Case 18-10518-KG Doc 92-2 Filed 03/27/18 Page 8 of 18
Chubb Commercial Excess Follow-Form Insurance
Premium Bill
Policy Period AUGUST 01, 2017 To AUGUST 01, 2018
Effective Date March 12, 2018 Policy Number 7989-91-38 Insured OREXIGEN THERAPEUTICS INC
Name of Company FEDERAL INSURANCE COMPANY
Date Issued March 19, 2018 Producer AON RISK INSURANCE SERVICES WEST INC
THIS BILLING IS TO BE ATTACHED TO AND FORM A PART OF THE POLICY
PLEASE SEND PAYMENT TO AGENT OR BROKER, IF APPLICABLE
Coverage
ADDITIONAL PREMIUM COMMERCIAL EXCESS ADD FORM 07-02-2469: NOTICE OF CANCEL SCHED PERSONS/ORG EXCPT NP.
Commission Rate 15.0% Premium $0.00
Total $0.00 Portion of total premium attributable for Terrorism and statutory standard fire where applicable is: $0.00
Form 07-10-0542 (ED. 10-06) last page page 1 Premium Bill

Case 18-10518-KG Doc 92-2 Filed 03/27/18 Page 9 of 18
Chubb Commercial Excess Follow-Form Insurance
Endorsement
Policy Period AUGUST 01, 2017 To AUGUST 01, 2018 Effective Date March 12, 2018 Policy Number 7989-91-38 LAO Insured OREXIGEN THERAPEUTICS INC Name of Company FEDERAL INSURANCE COMPANY Date Issued March 19, 2018
Under Conditions, the following condition is added.
Conditions
Notice of Cancellation To Scheduled Persons Or Organizations When We Cancel
When we cancel this policy for any reason, other than non-payment of premium, we will notify person(s) or organization(s) shown in the Schedule at least 30 days in advance of the cancellation date.
Any failure by us to notify such person(s) or organization(s) will not:
impose any liability or obligation of any kind upon us; or invalidate such cancellation.
Schedule
Peron(s) or Organizations(s): OFFICE OF THE UNITED STATES TRUSTEE LOCKBOX 35
Address: 844 KING STREET WILMINGTON, DE 19801.
All other terms and conditions remain unchanged.
Authorized Representative
Chubb Commercial Excess Follow-Form Insurance
Form 07-02-2469 (ED. 8-11)
Notice of Cancellation To Scheduled Persons or Organizations (Except Non-Payment Of Premium) Endorsement last page Page 1

Case 18-10518-KG Doc 92-2 Filed 03/27/18 Page 10 of 18 AIRONSHORE
A Liberty Mutual Company
IRONSHORE SPECIALTY INSURANCE COMPANY
Mailing Address:
75 Federal Street
5th Floor
Boston, MA 02110
Toll Free: (877) IRON411
Endorsement # 13
Policy Number: 003247900
Insured Name: Orexigen Therapeutics, Inc.
Effective Date of Endorsement: March 12, 2018
THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.
CANCELLATION NOTICE TO THIRD PARTY
In consideration of the premium charged, it is hereby agreed that, in the event of the cancellation of this Policy by the Insurer, the Insurer will send notice to the individual or entity shown below at the address shown below of such cancellation at least 30 days in advance of the effective date of cancellation, or 10 days in advance in the event of non-payment of premium:
Name: OFFICE OF THE UNITED STATES TRUSTEE
Address: LOCKBOX 35, 844 KING STREET, WILMINGTON, DE 19801
Any failure on the Insurer’s part to deliver such notice will not impose liability of any kind upon the Insurer or invalidate the cancellation.
All other terms and conditions of this Policy remain unchanged.
Authorized Representative March 20, 2018 Date
LFS.END.248 (12.14 ed.)     Page: 1 of 1

Case 18-10518-KG Doc 92-2 Filed 03/27/18 Page 11 of 18
THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.
CHANGE ENDORSEMENT
It is hereby understood and agreed upon that the following forms have been added to the policy:
NAV LSC 012 01 16- NOTICE OF CANCELLATION TO DESIGNATED PERSON(S) OR ORGANIZATION(S) OTHER THAN THE NAMED INSURED
ALL OTHER TERMS AND CONDITIONS OF THE POLICY REMAIN UNCHANGED.
The premium for this endorsement is included in the premium shown on the declarations unless a specific amount is shown here:
ENDORSEMENT NO : 001 Premium: $0 Effective: 03/12/2018
is attached to and forms part of your evidence of insurance no.:    OC17LEX0BEEJRNC
Issued by:    Navigators Specialty Insurance Company
Executive Offices: One Penn Plaza / New York, NY 10119
Insured: Orexigen Therapeutics Inc.
Date Issued 3/19/2018 Authorized Representative:
NPC-907 08 07 Page 1 of 1

Case 18-10518-KG Doc 92-2 Filed 03/27/18 Page 12 of 18
THIS ENDORSEMENT CHANGES THE POLICY.
PLEASE READ IT CAREFULLY.
NOTICE OF CANCELLATION TO DESIGNATED PERSON(S) OR
ORGANIZATION(S) OTHER THAN THE NAMED INSURED
This endorsement modifies insurance provided under the following:
GLS ELITE PRODUCTS-COMPLETED OPERATIONS LIABILITY COVERAGE
GLS ELITE PRODUCTS-COMPLETED OPERATIONS AND PROFESSIONAL LIABILITY COVERAGE
FOLLOWING FORM EXCESS LIABILITY
The following is added to Section V. CONDITIONS:
SCHEDULE
Number of Days Notice: 60
Name of Person(s) or Organization(s): OFFICE OF THE UNITED STATES TRUSTEE
Mailing Address: Lockbox 35
844 King Street Wilmington, DE 19801
If this policy is cancelled, we agree that the person(s) or organization(s) listed in the Schedule above will be notified at least:
a.    10 days before the effective date of cancellation if we cancel for non-payment of premium; or
b.    The number of days shown in the Schedule above before the effective date of cancellation if we cancel for any other reason.
In no event, however, will notice of cancellation be less than the minimum number of days required by the jurisdiction to which this endorsement applies.
If notice is mailed, proof of mailing to the address shown in the Schedule above will be sufficient proof of notice.
ALL OTHER TERMS AND CONDITIONS OF THE POLICY REMAIN UNCHANGED.
May contain copyrighted material of the
Insurance Service Office, Inc with its permission.
NAVLSC012 01 16 Navigators Life Sciences Page 1 of 1

Case 18-10518-KG Doc 92-2 Filed 03/27/18 Page 13 of 18
POLICY NUMBER: 52 RHU HB1043
THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.
NOTICE OF CANCELLATION OR NONRENEWAL
TO DESIGNATED CERTIFICATE HOLDER
SCHEDULE
Number of Days Notice:
Part A: __30
Part B: __30
Part C: __30
Part D: __30
Name of Certificate Holder:
OFFICE OF THE UNITED STATES TRUSTEE
Mailing Address:
LOCKBOX 35 844 KING STREET WILMINGTON, DE 19801
This policy is subject to the following additional Conditions when a number of days are shown in the Schedule for any of the above Parts.
A.    If this policy is cancelled by the Company, other than for nonpayment of premium, notice of such cancellation will be provided to the certificate holder in the Schedule, at least the number of days in advance of the cancellation effective date, as shown in Part A.
B.    If this policy is cancelled by the Company for nonpayment of premium, notice of such cancellation will be provided to the certificate holder in the Schedule within the number of days notice of the cancellation effective date, as shown in Part B.
C.    If this policy is cancelled by the insured, notice of such cancellation will be provided to the certificate holder in the Schedule, within the number of days notice of the cancellation effective date, as shown in Part C.
D.    If this policy is nonrenewed by the Company, notice of such nonrenewal will be provided to the certificate holder in the Schedule, at least the number of days in advance of the nonrenewal effective date, as shown in Part D.
If notice is mailed, proof of mailing notice to the certificate holder’s mailing address as shown in the Schedule will be sufficient proof of notice. If the number of days notice in the Schedule for any Part is left blank or is shown as zero, no notice will be provided to the Scheduled certificate holder under that Part.
Any notification rights provided by this endorsement apply only to active certificate holder(s) who were issued a certificate of insurance applicable to this policy’s term.
Failure to provide such notice to the certificate holder(s) will not amend or extend the date the cancellation becomes effective, nor will it negate cancellation of the policy. Failure to send notice shall impose no liability of any kind upon the Company or its agents or representatives.
Form IH 03 16 06 11 © 2011, The Hartford Page 1 of 1

Case 18-10518-KG Doc 92-2 Filed 03/27/18 Page 14 of 18
POLICY NUMBER: 52 WE AB4288
THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.
NOTICE OF CANCELLATION OR NONRENEWAL
TO DESIGNATED CERTIFICATE HOLDER
SCHEDULE
Number of Days Notice:
Part A: __30
Part B: __30
Part C: __30
Part D: __30
Name of Certificate Holder:
OFFICE OF THE UNITED STATES TRUSTEE
Mailing Address:
LOCKBOX 35 844 KING STREET WILMINGTON, DE 19801
This policy is subject to the following additional Conditions when a number of days are shown in the Schedule for any of the above Parts.
A.    If this policy is cancelled by the Company, other than for nonpayment of premium, notice of such cancellation will be provided to the certificate holder in the Schedule, at least the number of days in advance of the cancellation effective date, as shown in Part A.
B.    If this policy is cancelled by the Company for nonpayment of premium, notice of such cancellation will be provided to the certificate holder in the Schedule within the number of days notice of the cancellation effective date, as shown in Part B.
C.    If this policy is cancelled by the insured, notice of such cancellation will be provided to the certificate holder in the Schedule, within the number of days notice of the cancellation effective date, as shown in Part C.
D.    If this policy is nonrenewed by the Company, notice of such nonrenewal will be provided to the certificate holder in the Schedule, at least the number of days in advance of the nonrenewal effective date, as shown in Part D.
If notice is mailed, proof of mailing notice to the certificate holder’s mailing address as shown in the Schedule will be sufficient proof of notice. If the number of days notice in the Schedule for any Part is left blank or is shown as zero, no notice will be provided to the Scheduled certificate holder under that Part.
Any notification rights provided by this endorsement apply only to active certificate holder(s) who were issued a certificate of insurance applicable to this policy’s term.
Failure to provide such notice to the certificate holder(s) will not amend or extend the date the cancellation becomes effective, nor will it negate cancellation of the policy. Failure to send notice shall impose no liability of any kind upon the Company or its agents or representatives.
Form IH 03 16 06 11 © 2011, The Hartford Page 1 of 1

Case 18-10518-KG Doc 92-2 Filed 03/27/18 Page 15 of 18

ACORD

CERTIFICATE OF LIABILITY INSURANCE

DATE(MM/DD/YYYY) 03/26/2018

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must have ADDITIONAL INSURED provisions or be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER
Aon Risk Insurance Services West, Inc.
San Francisco CA Office
425 Market Street
Suite 2800
San Francisco CA 94105 USA

CONTACT NAME:
PHONE (A/C. No. Ext): (866) 283-7122 FAX (A/C. No.): (800) 363-0105
E-MAIL ADDRESS:

INSURED
Orexigen Therapeutics, Inc.
3344 North Torrey Pines Court, Suite 200
La Jolla CA 92037-1024 USA

	INSURER(S) AFFORDING COVERAGE	NAIC #
INSURER A:	The Continental Insurance Company	35289
INSURER B:	Scottsadale Insurance Co.	41297
INSURER C:	National Union Fire Insurance Company	19445
INSURER D:	XL Specialty Insurance Company	37885
INSURER E:	Old Republic Insurance Company	24147
INSURER F:	Argonaut Insurance Company	19801

COVERAGES **CERTIFICATE NUMBER:** 570069271073 **REVISION NUMBER:**

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS. **Limits shown are as requested**

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
A	X COMMERCIAL GENERAL LIABILITY			WP623250050	08/01/2017	08/01/2018	EACH OCCURRENCE	$1,000,000
	CLAIMS-MADE X OCCUR			Foreign Liability			DAMAGE TO RENTED PREMISES (Ea occurrence)	$1,000,000
							MED EXP (Any one person)	$10,000
							PERSONAL & ADV INJURY	$1,000,000
	GEN'L AGGREGATE LIMIT APPLIES PER:						GENERAL AGGREGATE	$2,000,000
	X POLICY PRO-JECT LOC						PRODUCTS - COMP/OP AGG	Excluded
	X OTHER: IRELAND LOCAL LIABILITY							
	AUTOMOBILE LIABILITY						COMBINED SINGLE LIMIT (Ea accident)	
	ANY AUTO						BODILY INJURY (Per person)	
	OWNED AUTOS ONLY / SCHEDULED AUTOS						BODILY INJURY (Per accident)	
	HIRED AUTOS ONLY / NON-OWNED AUTOS ONLY						PROPERTY DAMAGE (Per accident)	
	Comp Ded $1000 / Coll Ded $1000							
	UMBRELLA LIAB / OCCUR						EACH OCCURRENCE	
	EXCESS LIAB / CLAIMS-MADE						AGGREGATE	
	DED RETENTION							
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N						PER STATUTE / OTH-ER	
	ANY PROPRIETOR / PARTNER / EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH)	N/A					E.L. EACH ACCIDENT	
	If yes, describe under DESCRIPTION OF OPERATIONS below						E.L. DISEASE-EA EMPLOYEE	
							E.L. DISEASE-POLICY LIMIT	
B	EMPLOYMENT PRACTICES LIABILITY			EKS3229323	08/01/2017	08/01/2018	Aggregate	$4,000,000
C	FIDUCIARY LIABILITY			017718315	08/01/2017	08/01/2018	Aggregate	$3,000,000
				SIR applies per policy terms & conditions				

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)

Certificate Holder shall receive notice of cancellation in accordance with policy provisions. See attached endorsements.

CERTIFICATE HOLDER

Office of the United States Trustee
Lockbox 35
844 King Street
Wilmington, DE 19801 USA

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE

Aon Risk Insurance Services West, Inc.

Holder Identifier :

Certificate No : 570069271073

©1988-2015 ACORD CORPORATION. All rights reserved.

ACORD 25 (2016/03)

The ACORD name and logo are registered marks of ACORD

Case 18-10518-KG Doc 92-2 Filed 03/27/18 Page 16 of 18

AGENCY CUSTOMER ID: 570000072360

LOC #:

ACORD

ADDITIONAL REMARKS SCHEDULE

Page _ of _

AGENCY	NAMED INSURED
Aon Risk Insurance Services West, Inc.	Orexigen Therapeutics, Inc.
POLICY NUMBER: See Certificate Number: 570067935259	
CARRIER: See Certificate Number: 570067935259 / NAIC CODE:	EFFECTIVE DATE:

ADDITIONAL REMARKS

THIS ADDITIONAL REMARKS FORM IS A SCHEDULE TO ACORD FORM,
FORM NUMBER: ACORD 25 **FORM TITLE:** Certificate of Liability Insurance

INSURER(S) AFFORDING COVERAGE	NAIC #
INSURER G Hudson Insurance Company	25054
INSURER	
INSURER	
INSURER	

ADDITIONAL POLICIES If a policy below does not include limit information, refer to the corresponding policy on the ACORD certificate form for policy limits.

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YYYY)	POLICY EXPIRATION DATE (MM/DD/YYYY)	LIMITS	
	DIRECTORS & OFFICERS LIABILITY			Claims-Made SIR applies per policy terms & conditions				
C	PRIMARY			017718063	08/01/2017	08/01/2018	Aggregate	$10,000,000
D	EXCESS			ELU15140217	08/01/2017	08/01/2018	Aggregate	$10,000,000
E	EXCESS			ORPRO39808	08/01/2017	08/01/2018	Aggregate	$5,000,000
F	EXCESS			MLX60273300	08/01/2017	08/01/2018	Aggregate	$5,000,000
G	EXCESS - Side A			HN03032096080117	08/01/2017	08/01/2018	Aggregate	$5,000,000
C	EXCESS - Side A			017718070	08/01/2017	08/01/2018	Aggregate	$5,000,000

ACORD 101 (2008/01)

© 2008 ACORD CORPORATION. All rights reserved.

The ACORD name and logo are registered marks of ACORD

Case 18-10518-KG Doc 92-2 Filed 03/27/18 Page 17 of 18
CNA PARAMOUNT – INTERNATIONAL
Amendment of Forms and Endorsements Schedule - Addition or Deletion of Endorsements
It is understood and agreed as follows:
I. ADDITION OF FORMS OR ENDORSEMENTS
The Forms and Endorsements Schedule is amended to add the following forms or endorsements effective as of the date set forth in such form or endorsement.
Endorsement No 1
Form or Endorsement Name
Changes - Notice of Cancellation, Non-Renewal or Material Restriction Endorsement
Form Number CNA74702WW
Edition Date 8-16
Effective Date 3/12/2018 Additional /
Return Premium $0
II. DELETION OF FORMS OR ENDORSEMENTS
The Forms and Endorsements Schedule is amended to delete the following forms or endorsements effective as of the “deletion date” indicated below.
Endorsement No
Form or Endorsement Name
Form Number
Edition Date
Deletion Date
Additional / Return Premium
The net premium change, if any, for the above endorsements in Sections I. and II. is: $0 Countersignature fees (if applicable):
Total change is: $0
All other terms and conditions of the Policy remain unchanged. This endorsement, which forms a part of and is for attachment to the Policy issued by the designated Insurers, takes effect on the effective date of said Policy at the hour stated in said Policy, unless another effective date is shown below, and expires concurrently with said Policy.
Insured Name: Orexigen Therapeutics, Inc. Policy No: WP 62 325 0050 CNA87598XX (11-16) Page 1 of 1 Copyright CNA All Rights Reserved.

Case 18-10518-KG Doc 92-2 Filed 03/27/18 Page 18 of 18
CNA PARAMOUNT – INTERNATIONAL Changes - Notice Of Cancellation, Non-Renewal Or Material Restriction Endorsement
This endorsement modifies insurance provided under the following: COMMON TERMS AND CONDITIONS SCHEDULE
90 Number of days notice for cancellation (other than for nonpayment of premium) or material change
10 Number of days notice of cancellation for nonpayment of premium*
60 Number of days notice for non-renewal
Name of person or organization to whom notice will be sent:
Address : Office of the United States Trustee
Lockbox 35, 844 King Street, Wilmington, DE 19801
(* If no entry appears above, the number of days notice for nonpayment of premium will be 10 days.)
It is understood and agreed that the following is added to the Condition entitled CANCELLATION/NONRENEWAL.
Notice to Others
In the event of cancellation or any material restrictions in coverage during the policy period, or in the event the Insurer decides not to renew this policy, the Insurer also agrees to mail prior written notice of such cancellation, material restriction or nonrenewal to the person or organization listed in the above Schedule. Such notice will be sent prior to such cancellation in the manner prescribed in the above Schedule.
All other terms and conditions of the Policy remain unchanged.
This endorsement, which forms a part of and is for attachment to the Policy issued by the designated Insurers, takes effect on the effective date of said Policy at the hour stated in said Policy, unless another effective date is shown below, and expires concurrently with said Policy.
CNA74702WW (8-16) Page 1 of 1 Copyright CNA All Rights Reserved.

Case 18-10518-KG Doc 92-3 Filed 03/27/18 Page 1 of 11
Exhibit 3 Bank Accounts

Case 18-10518-KG Doc 92-3 Filed 03/27/18 Page 2 of 11
Docket #0047 Date Filed: 03/13/2018
IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE
In re Orexigen Therapeutics, Inc., Debtor.1
Chapter 11
Case No. 18-10518 (KG)
Re: D.I. 7
INTERIM ORDER GRANTING DEBTOR’S MOTION FOR ENTRY OF INTERIM AND FINAL ORDERS (A) AUTHORIZING THE DEBTOR TO (I) CONTINUE ITS CASH MANAGEMENT SYSTEM, (II) HONOR CERTAIN RELATED PREPETITION OBLIGATIONS, (III) MAINTAIN EXISTING BUSINESS FORMS, AND (IV) CONTINUE TO PERFORM INTERCOMPANY TRANSACTIONS, (B) AUTHORIZING AND DIRECTING THE DEBTOR’S BANKS TO HONOR ALL RELATED PAYMENT REQUESTS, (C) GRANTING INTERIM AND FINAL WAIVERS OF THE DEBTOR’S COMPLIANCE WITH SECTION 345(B) OF THE BANKRUPTCY CODE, (D) SCHEDULING A FINAL HEARING, AND (E) GRANTING RELATED RELIEF
Upon the motion (the “Motion”)2 of the above-captioned debtor and debtor in possession
(the “Debtor”) for entry of interim (this “Interim Order”) and final orders, (a) authorizing the
Debtor to (i) continue its Cash Management System, (ii) honor certain related prepetition obligations, (iii) maintain its existing Business Forms in the ordinary course of business, and (iv) continue to perform the Intercompany Transactions in the ordinary course and with the consent of the DIP Administrative Agent (b) authorizing and directing the Debtor’s Banks to honor all related payment requests, (c) waiving the Debtor’s compliance with investment guidelines set forth in section 345(b) of the Bankruptcy Code, (d) scheduling a final hearing (the “Final Hearing”) to consider entry of the proposed final order granting the Motion and (e) granting related relief, all as more fully set forth in the Motion; and upon the First Day Declaration; and
1 The last four digits of the Debtor’s federal tax identification number are 8822. The Debtor’s mailing address for purposes of this Chapter 11 Case is 3344 North Torrey Pines Court, Suite 200, La Jolla, CA, 92037.
2 Capitalized terms not defined in this Order are defined in the Motion.
1810518180313000000000020

Case 18-10518-KG Doc 92-3 Filed 03/27/18 Page 3 of 11
this Court having jurisdiction over this matter pursuant to 28 U.S.C. §§ 157 and 1334 and the Amended Standing Order of Reference from the United States District Court for the District of Delaware, dated February 29, 2012; and this Court having found that this is a core proceeding pursuant to 28 U.S.C. § 157(b)(2); and that this Court may enter a final order consistent with Article III of the United States Constitution; and this Court having found that venue of this proceeding and the Motion in this district is proper pursuant to 28 U.S.C. §§ 1408 and 1409; and this Court having found that the relief requested in the Motion is in the best interests of the Debtor’s estate, its creditors, and other parties in interest; and this Court having found that the Debtor’s notice of the Motion was appropriate under the circumstances and no other notice need be provided; and this Court having reviewed the Motion and having heard the statements in support of the relief requested therein at a hearing before this Court (the “Hearing”); and this Court having determined that the legal and factual bases set forth in the Motion and at the Hearing establish just cause for the relief granted herein; and upon all of the proceedings had before this Court; and after due deliberation and sufficient cause appearing therefor, it is
HEREBY ORDERED THAT:
1. The Motion is GRANTED on an interim basis as set forth herein.
2. The Final Hearing, if required, on the Motion will be held on April 11, 2018 at 10:00 a.m. (prevailing Eastern time). Objections, if any, that relate to the Motion shall be filed and served so as to be actually received by the Debtor’s proposed counsel on or before April 3, 2018 at 4:00 p.m. (prevailing Eastern time). Any objection shall set forth in writing and with particularity the factual and legal basis of the objection. If no objections are filed to the Motion, the Court may enter the Final Order without further notice or hearing. 2

Case 18-10518-KG Doc 92-3 Filed 03/27/18 Page 4 of 11
3. The Debtor is authorized, but not directed, to: (a) continue operating the Cash Management System, as described in the Motion; (b) honor its prepetition obligations related thereto; (c) maintain its existing Business Forms; and (d) continue to perform Intercompany Transactions in the ordinary course and with the consent of the DIP Administrative Agent in an aggregate amount not to exceed $25,000 on an interim basis, in each case subject to the limitations described in the Motion and this Interim Order.
4. The Debtor is further authorized, in its sole discretion, to: (a) continue to use, with the same account numbers, the Bank Accounts in existence as of the Petition Date, including those accounts identified on Exhibit C attached to the Motion; (b) use, in their present form, the Business Forms, as well as correspondence, checks and other documents related to the Bank Accounts existing immediately before the Petition Date and thereafter, without reference to the Debtor’s status as debtor in possession; provided that once the Debtor’s preprinted correspondence, Business Forms (including letterhead) and existing checks have been used, the Debtor shall, when reordering, require the designation “Debtor in Possession” and the corresponding bankruptcy case number on all such documents; provided further that, with respect to checks and letterhead which the Debtor or its agents print themselves, the Debtor shall begin printing the “Debtor in Possession” legend and the bankruptcy case number on such items within ten (10) days of the date of entry of this Order; (c) treat the Debtor’s existing Bank Accounts for all purposes as accounts of the Debtor as debtor in possession; (d) deposit funds in and withdraw funds from the Bank Accounts by all usual means, including checks, wire transfers, and other debits; (e) pay the prepetition Bank Fees; and (f) pay any ordinary course Bank Fees incurred in connection with the Debtor’s existing Bank Accounts, and to otherwise perform its obligations under the documents governing the Debtor’s existing Bank Accounts. 3

Case 18-10518-KG Doc 92-3 Filed 03/27/18 Page 5 of 11
Any requirements by the United States Trustee or otherwise to open separate debtor-in¬possession accounts are waived, unless otherwise specified herein.
5. Each of the Banks is authorized to debit the Debtor’s accounts in the ordinary course of business without need for further order of this Court for: (a) all checks, items, and other payment orders drawn on the Debtor’s accounts which are cashed at such Bank’s counters or exchanged for cashier’s checks by the payees thereof prior to the Bank’s receipt of notice of filing of this Chapter 11 Case; (b) all checks, automated clearing house entries, and other items deposited or credited to one of the Debtor’s accounts with such Bank prior to the commencement of this Chapter 11 Case which have been dishonored, reversed, or returned unpaid for any reason, together with any fees and costs in connection therewith, to the same extent the individual Debtor was responsible for such items prior to commencement of this Chapter 11 Case; and (c) all undisputed prepetition amounts outstanding as of the date hereof, if any, owed to any Bank as service charges for the maintenance of the Cash Management System.
6. All Banks at which the Debtor’s existing Bank Accounts are maintained are authorized to continue to maintain, service, and administer the Debtor’s existing Bank Accounts as accounts of the Debtor as debtor in possession, without interruption and in the ordinary course, and to receive, process, honor, and pay, to the extent of available funds, any and all checks, drafts, wires, credit card payments, and ACH transfers issued and drawn on the Debtor’s existing Bank Accounts after the Petition Date by the holders or makers thereof, as the case may be. For Banks at which the Debtor holds Bank Accounts that are party to a Uniform Depository agreement with the Office of the United States Trustee for the District of Delaware, within fifteen (15) days of the date of entry of this Order the Debtor shall (a) contact each Bank, (b) provide the Bank with the Debtor’s employer identification number and (c) identify each of 4

Case 18-10518-KG Doc 92-3 Filed 03/27/18 Page 6 of 11
its Bank Accounts held at such Banks as being held by a debtor in possession in a bankruptcy case, and provide the case number.
7. All Banks provided with notice of this Interim Order maintaining any of the Debtor’s existing Bank Accounts shall not honor or pay any bank payments drawn on the listed Bank Accounts or otherwise issued before the Petition Date for which the Debtor specifically issues stop payment orders in accordance with the documents governing such Bank
Accounts.
8. In the course of providing cash management services to the Debtor, each of the Banks is authorized, without further order of this Court, to deduct the applicable fees from the appropriate accounts of the Debtor, and further, to charge back to the appropriate accounts of the Debtor any amounts resulting from returned checks or other returned items, including returned items that result from ACH transactions, wire transfers, or other electronic transfers of any kind, regardless of whether such items were deposited or transferred prepetition or postpetition and regardless of whether the returned items relate to prepetition or postpetition items or transfers.
9. Subject to the terms set forth herein, any of the Debtor’s Banks may rely on the representations of the Debtor with respect to whether any check, item, or other payment order drawn or issued by the Debtor prior to filing of the Petition should be honored pursuant to this or any other order of this Court, and such Bank shall not have any liability to any party for relying on such representations by the Debtor as provided for herein.
10. Any Banks are further authorized to (a) honor the Debtor’s directions with respect to the opening and closing of any Bank Account and (b) accept and hold, or invest, the Debtor’s funds in accordance with the Debtor’s instructions; provided, however, that the 5

Case 18-10518-KG Doc 92-3 Filed 03/27/18 Page 7 of 11
Debtor’s Banks shall not have any liability to any party for relying on such representations to the extent such reliance otherwise complies with applicable law.
11. The Debtor is authorized to open any new Bank Accounts or close any existing Bank Accounts as it may deem necessary and appropriate in its sole discretion; provided, however, that the Debtor gives notice within fifteen (15) days to the Office of the United States Trustee for the District of Delaware and any statutory committees appointed in the chapter 11 case; provided, further, however, that the Debtor shall open any such new Bank Account at banks that have executed a Uniform Depository Agreement with the Office of the United States Trustee for the District of Delaware, or at such banks that are willing to immediately execute such an agreement.
12. The Debtor’s time to comply with section 345(b) of the Bankruptcy Code with respect to any uncovered financial institutions is hereby extended for a period of thirty (30) days from the date of this Interim Order (the “Extension Period”), provided that such extension is without prejudice to the Debtor’s right to request a further extension of the Extension Period or the waiver of the requirements of section 345(b) of the Chapter 11 Case, including at the Final Hearing.
13. The Debtor is authorized to continue engaging in Intercompany Transactions in connection with the Cash Management System in the ordinary course of business and with the consent of the DIP Administrative Agent; provided, however, that there shall be no intercompany loans from the Debtor to any non-debtors, absent further order of the Court; and provided further that prior to the final order on this Motion, transfers from the Debtor to non-Debtor affiliates shall not exceed $25,000. 6

Case 18-10518-KG Doc 92-3 Filed 03/27/18 Page 8 of 11
14. Notwithstanding the relief granted in this Interim Order and any actions taken pursuant to such relief, nothing in this Interim Order shall be deemed: (a) an admission as to the validity of any prepetition claim against a Debtor entity; (b) a waiver of the Debtor’s right to dispute any prepetition claim on any grounds; (c) a promise or requirement to pay any prepetition claim; (d) an implication or admission that any particular claim is of a type specified or defined in this Interim Order or the Motion; (e) a request or authorization to assume any prepetition agreement, contract, or lease pursuant to section 365 of the Bankruptcy Code; or (f) a waiver of the Debtor’s rights under the Bankruptcy Code or any other applicable law.
15. The contents of the Motion satisfy the requirements of Bankruptcy Rule
6003(b).
16. Notice of the Motion as provided therein shall be deemed good and sufficient notice of such Motion and the requirements of Bankruptcy Rule 6004(a) and the Local Rules are satisfied by such notice.
17. Notwithstanding Bankruptcy Rule 6004(h), the terms and conditions of this Interim Order are immediately effective and enforceable upon its entry.
18. The Debtor is authorized to take all actions necessary to effectuate the relief granted in this Interim Order in accordance with the Motion.
19. This Court retains exclusive jurisdiction with respect to all matters arising from or related to the implementation, interpretation, and enforcement of this Interim Order.
,2018 Wilmington, Delaware THE HONORABLE KEVIN CROSS UNITED STATES BANKRUPTCY JUDGE 7

Case 18-10518-KG    Doc 92-3    Filed 03/27/18    Page 9 of 11

DEBTOR’S BANK ACCOUNTS

Account Holder	Bank Name	Account Description	Last 4 Digits of Account No.
Orexigen Therapeutics, Inc.	Silicon Valley Bank	AR Lockbox Account	1180
Orexigen Therapeutics, Inc.	Silicon Valley Bank	General Checking Account	6813
Orexigen Therapeutics, Inc.	Silicon Valley Bank	Sweep Account	3036
Orexigen Therapeutics, Inc.	US Bank	Holding Account	4219
Orexigen Therapeutics, Inc.	Silicon Valley Bank	Utility Deposit Account	7307
Orexigen Therapeutics, Inc.	State Street Bank & Trust	Investment Account	2355*
Orexigen Therapeutics, Inc.	Wells Fargo	Foreign Wire Transfer Account	3348*

*	indicates an account that is in the process of being closed

Case 18-10518-KG Doc 92-3 Filed 03/27/18 Page 10 of 11
US Accounts - Held in name of Orexigen Therapeutics, Inc.
Legend:
= debtor entity bank account
= automatic transfer
= manual transfer
AR Lockbox Account (USD) Silicon Valley Bank Account XXXXXX1180 Collection account for customer payments Swept Daily General Checking Account (USD) Silicon Valley Bank Account XXXXXX6813 Disbursement account for funding payroll and operations Swept Daily As Necessary
Sweep Account (USD) Silicon Valley Bank Account XXXXXX3036 Holds excess cash invested in U.S. short-term Treasury and government securities
Holding Account (USD) US Bank Account XXXXXXXX4219 Holding account for excess cash and invested in short-term U.S. government securities Account managed by Wells Fargo

Case 18-10518-KG    Doc 92-3    Filed 03/27/18    Page 11 of 11

In re: Orexigen Therapeutics, Inc.	Case No. 18-10518

SCHEDULE OF RETAINERS PAID TO PROFESSIONALS

(This schedule is to include each Professional paid a retainer)

Payee	Check or Wire		Name of Payor	Amount	Amount Applied to Date	Balance
	Date	Number
Ernst & Young LLP - Audit	1/19/2018	Wire: 19587	Orexigen Therapeutics, Inc.	$100,000.00	$100,000.00	$—
Ernst & Young LLP - Audit	2/9/2018	Wire: 15581	Orexigen Therapeutics, Inc.	$100,000.00	$97,848.00	$2,152.00
Ernst & Young LLP - Audit	2/21/2018	Wire: 14547	Orexigen Therapeutics, Inc.	$35,000.00	$—	$35,000.00
Ernst & Young LLP - Audit	2/21/2018	Wire: 14547	Orexigen Therapeutics, Inc.	$25,000.00	$—	$25,000.00
Ernst & Young LLP - Restructuring	12/21/2017	Wire: 26007	Orexigen Therapeutics, Inc.	$100,000.00	$100,000.00	$—
Ernst & Young LLP - Restructuring	2/28/2018	Wire: 3353	Orexigen Therapeutics, Inc.	$300,000.00	$300,000.00	$—
Ernst & Young LLP - Restructuring	3/2/2018	Wire: 21309	Orexigen Therapeutics, Inc.	$50,000.00	$50,000.00	$—
Ernst & Young LLP - Restructuring	3/9/2018	Wire: 2547	Orexigen Therapeutics, Inc.	$175,000.00	$121,642.50	$53,357.50
Ernst & Young LLP - Transaction Tax	2/21/2018	Wire: 14547	Orexigen Therapeutics, Inc.	$20,000.00	$20,000.00	$—
Ernst & Young LLP - Transaction Tax	2/26/2018	Wire: 3353	Orexigen Therapeutics, Inc.	$70,000.00	$2,977.00	$67,023.00

Subtotal						$182,532.50

Hogan Lovells US LLP	2/23/2018	Wire: 19167	Orexigen Therapeutics, Inc.	$350,000.00	$350,000.00	$—
Hogan Lovells US LLP	2/28/2018	Wire: 22901	Orexigen Therapeutics, Inc.	$75,000.00	$75,000.00	$—
Hogan Lovells US LLP	3/5/2018	Wire: 19189	Orexigen Therapeutics, Inc.	$50,000.00	$50,000.00	$—
Hogan Lovells US LLP	3/9/2018	Wire: 2523	Orexigen Therapeutics, Inc.	$250,000.00	$241,618.05	$8,381.95

Subtotal						$8,381.95

Morris Nichols Arsht & Tunnell LLP	2/21/2018	Wire: 14551	Orexigen Therapeutics, Inc.	$50,000.00	$50,000.00	$—
Morris Nichols Arsht & Tunnell LLP	2/28/2018	Wire: 22501	Orexigen Therapeutics, Inc.	$29,522.20	$29,522.20	$—
Morris Nichols Arsht & Tunnell LLP	3/5/2018	Wire: 15763	Orexigen Therapeutics, Inc.	$12,227.50	$2,373.64	$9,853.86
Morris Nichols Arsht & Tunnell LLP	3/9/2018	Wire: 2545	Orexigen Therapeutics, Inc.	$16,717.00	$—	$16,717.00
Morris Nichols Arsht & Tunnell LLP	3/9/2018	Wire: 19773	Orexigen Therapeutics, Inc.	$20,000.00	$—	$20,000.00

Subtotal						$46,570.86

Kurtzman Carson Consultants LLC	2/20/2018	Wire: 17619	Orexigen Therapeutics, Inc.	$25,000.00	$2,688.37	$22,311.63
Perella Weinberg Partners L.P.	3/9/2018	Wire: 2555	Orexigen Therapeutics, Inc.	$30,000.00	$30,000.00	$—